AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page	of Pages
	1	1

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req. No.	5. Project No. (if applicable)
0018	Oct 20, 2006	NTIA911-7-0291ML	

6. Issued By Code F6001201
DOC/NOAA/AGO
STAFF OFFICE & EXTERNAL CLIENTS, AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
DIANE R. TRICE 301-713-0838 x 102

7. Administered By (If other than Item 6) Code
SEE BLOCK 6

8. Name and Address of Contractor (*No., Street, County, and Zip Code*)

NEUSTAR, INC.
46000 CENTER OAK PLAZA
STERLING VA 201666593

Vendor ID: 00000190
DUNS: 112403295
CAGE: 3DXC3

Code | Facility Code

(X) 9A. Amendment of Solicitation No.

9B. Date (*See Item 11*)

X 10A. Modification of Contract/Order No.
SB1335-02-W-0175

10B. Date (*See Item 13*)
Oct 26, 2001

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (*if required*)
61079110011000080000000000000000000000002522000000000 $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. This change order is issued pursuant to: (*Specify authority*) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
	B. The above numbered Contract/Order is modified to reflect the administrative changes (*such as changes in paying office, appropriation date, etc.*) Set fourth item 14, pursuant to the authority of FAR 43.103 (b)
	C. This supplemental agreement is entered into pursuant to authority of:
X	D. Other (*Specify type of modification and authority*) FAR 52.217-9 Option to Extend the Term of the Contract

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.

14. Description of Amendment/Modification (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.*)

The Purpose of this modification is to exercise the second One-Year Option to extend the contract for 365 days.
The period of performance is: October 26, 2006 through October 25, 2007.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (*Type or Print*)

16A. Name and title of Contracting Officer (*Type or Print*)
GARY RICE 301-713-0838 x190
Contracting Officer
gary.rice@noaa.gov

15B. Contractor/Offeror	15C. Date Signed	16B. United States of America	16C. Date Signed
(Signature of person authorized to sign)		Gary Rice (Signature of Contracting Officer)	Oct 20, 2006